                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.8

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                                           1,961,500.91
         Available Funds:
                  Contract Payments due and received in this period                                                   8,146,627.13
                  Contract Payments due in prior period(s) and received in this period                                  747,038.50
                  Contract Payments received in this period for next period                                             331,843.45
                  Sales, Use and Property Tax, Maintenance, Late Charges                                                226,306.24
                  Prepayment Amounts related to early termination in this period                                      2,807,735.64
                  Servicer Advance                                                                                      576,236.05
                  Proceeds received from recoveries on previously Defaulted Contracts                                         0.00
                  Transfer from Reserve Accounts                                                                          9,097.72
                  Interest earned on Collection Account                                                                   5,567.17
                  Interest earned on Affiliated Account                                                                     991.06
                  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                 0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01
                        (Substituted contract < Predecessor contract)                                                         0.00
                  Due from Bank of America Derivative Settlement                                                              0.00
                  Any other amounts                                                                                           0.00
                                                                                                                    --------------
         Total Available Funds                                                                                       14,812,943.87
         Less: Amounts to be Retained in Collection Account                                                           1,936,280.91
                                                                                                                    --------------
         AMOUNT TO BE DISTRIBUTED                                                                                    12,876,662.96
                                                                                                                    ==============

         DISTRIBUTION OF FUNDS:
                  1.    To Trustee -  Fees                                                                                    0.00
                  2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                      747,038.50
                  3.    To Bank of America Derivative Settlement                                                        254,087.86
                  4.    To Noteholders (For Servicer Report immediately following the Final
                                Additional Closing Date)
                             a) Class A1 Principal and Interest                                                       9,468,783.02
                             a) Class A2a Principal (distributed after A1 Note matures) and Interest                     33,250.00
                             a) Class A2b Principal (distributed after A1 Note matures) and Interest                     40,833.33
                             a) Class A3a Principal (distributed after A2 Note matures) and Interest                    318,056.00
                             a) Class A3b Principal (distributed after A2 Note matures) and Interest                    258,000.00
                             b) Class B Principal and Interest                                                          179,095.33
                             c) Class C Principal and Interest                                                          365,337.93
                             d) Class D Principal and Interest                                                          239,570.91
                             e) Class E Principal and Interest                                                          332,761.05
                  5.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                               0.00
                  6.    To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                             a) Residual Interest (Provided no Restricting or Amortization Event in effect)             146,501.33
                             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  0.00
                             c)  Reserve Account Distribution (Provided no Restricting
                                        or Amortization Event in effect)                                                  9,097.72
                  7.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                                and Any Other Amounts                                                                   232,864.47
                  8.    To Servicer, Servicing Fee and other Servicing Compensations                                    251,385.51
                                                                                                                    --------------
         TOTAL FUNDS DISTRIBUTED                                                                                     12,876,662.96
                                                                                                                    ==============
                                                                                                                    --------------
         End of Period Collection Account Balance {Includes Payments in Advance &
                Restricting Event Funds (if any)}                                                                     1,936,280.91
                                                                                                                    ==============
II.    RESERVE ACCOUNT

Beginning Balance                                                                                                   $11,560,273.87
          - Add Investment Earnings                                                                                       9,097.72
          - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
          - Less Distribution to Certificate Account                                                                      9,097.72
                                                                                                                    --------------
End of period balance                                                                                               $11,560,273.87
                                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $11,560,273.87
                                                                                                                    ==============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Pool A                                296,814,737.34
                      Pool B                                 55,496,544.55
                                                            --------------
                                                                                         352,311,281.89
Class A Overdue Interest, if any                                      0.00
Class A Monthly Interest - Pool A                               568,487.39
Class A Monthly Interest - Pool B                               106,292.18

Class A Overdue Principal, if any                                     0.00
Class A Monthly Principal - Pool A                            7,508,741.18
Class A Monthly Principal - Pool B                            1,935,401.60
                                                            --------------
                                                                                           9,444,142.78
Ending Principal Balance of the Class A Notes
                      Pool A                                289,305,996.16
                      Pool B                                 53,561,142.95
                                                            --------------               --------------
                                                                                         342,867,139.11
                                                                                         ==============

Interest Paid Per $1,000              Principal Paid Per $1,000                      Ending Principal
Original Face $406,920,000            Original Face $406,920,000                     Balance Factor
    $ 1.658261                                       $ 23.208844                       84.259102%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Class A1                                    17,111,281.89
                      Class A2a                                   25,000,000.00
                      Class A2b                                   25,000,000.00
                      Class A3a                                  199,200,000.00
                      Class A3b                                   86,000,000.00
                                                                ---------------
Class A Monthly Interest                                                                 352,311,281.89
                      Class A1 (Actual Number Days/360)               24,640.24
                      Class A2a (Actual Number Days/360)              33,250.00
                      Class A2b                                       40,833.33
                      Class A3a (Actual Number Days/360)             318,056.00
                      Class A3b                                      258,000.00
                                                                ---------------
Class A Monthly Principal
                      Class A1                                     9,444,142.78
                      Class A2a                                            0.00
                      Class A2b                                            0.00
                      Class A3a                                            0.00
                      Class A3b                                            0.00
                                                                ---------------
                                                                                           9,444,142.78
Ending Principal Balance of the Class A Notes
                      Class A1                                     7,667,139.11
                      Class A2a                                   25,000,000.00
                      Class A2b                                   25,000,000.00
                      Class A3a                                  199,200,000.00
                      Class A3b                                   86,000,000.00
                                                                                         --------------
                                                                                         342,867,139.11
                                                                                         ==============

Class A1
Interest Paid Per $1,000              Principal Paid Per $1,000                      Ending Principal
Original Face $71,720,000             Original Face $71,720,000                      Balance Factor
     $ 0.343562                                      $ 131.680741                       10.690378%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


V. CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                                   Pool A                              5,062,160.32
                                   Pool B                                946,490.76
                                                                       ------------
                                                                                             6,008,651.08

         Class B Overdue Interest, if any                                      0.00
         Class B Monthly Interest - Pool A                                15,186.48
         Class B Monthly Interest - Pool B                                 2,839.47
         Class B Overdue Principal, if any                                     0.00
         Class B Monthly Principal - Pool A                              128,061.20
         Class B Monthly Principal - Pool B                               33,008.18
                                                                       ------------
                                                                                               161,069.38
         Ending Principal Balance of the Class B Notes
                                   Pool A                              4,934,099.12
                                   Pool B                                913,482.58
                                                                       ------------          ------------
                                                                                             5,847,581.70
                                                                                             ============

         Interest Paid Per $1,000          Principal Paid Per $1,000                Ending Principal
         Original Face $6,940,000          Original Face $6,940,000                 Balance Factor
                 $ 2.597399                            $ 23.208844                     84.259102%

VI. CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes
                                   Pool A                        10,117,026.46
                                   Pool B                         1,891,617.69
                                                                 -------------
                                                                                       12,008,644.15

         Class C Overdue Interest, if any                                 0.00
         Class C Monthly Interest - Pool A                           36,589.91
         Class C Monthly Interest - Pool B                            6,841.35
         Class C Overdue Principal, if any                                0.00
         Class C Monthly Principal - Pool A                         255,937.88
         Class C Monthly Principal - Pool B                          65,968.79
                                                                 -------------
                                                                                          321,906.67
         Ending Principal Balance of the Class C Notes
                                   Pool A                         9,861,088.58
                                   Pool B                         1,825,648.90
                                                                 -------------         -------------
                                                                                       11,686,737.48
                                                                                       =============

         Interest Paid Per $1,000          Principal Paid Per $1,000                Ending Principal
         Original Face $13,870,000         Original Face $13,870,000                Balance Factor
                 $ 3.131309                            $ 23.208844                     84.259102%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


VII. CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                                   Pool A                                    6,747,115.70
                                   Pool B                                    1,261,533.08
                                                                             ------------
                                                                                                      8,008,648.78

         Class D Overdue Interest, if any                                            0.00
         Class D Monthly Interest - Pool A (Actual Number Days/360)             20,968.54
         Class D Monthly Interest - Pool B (Actual Number Days/360)              3,920.56
         Class D Overdue Principal, if any                                           0.00
         Class D Monthly Principal - Pool A                                    170,686.76
         Class D Monthly Principal - Pool B                                     43,995.05
                                                                             ------------             ------------
                                                                                                        214,681.81
                                                                                                      ============
         Ending Principal Balance of the Class D Notes
                                   Pool A                                    6,576,428.94
                                   Pool B                                    1,217,538.03
                                                                             ------------             ------------
                                                                                                      7,793,966.97
                                                                                                      ============

         Interest Paid Per $1,000          Principal Paid Per $1,000                Ending Principal
         Original Face $9,250,000          Original Face $9,250,000                 Balance Factor
                   $ 2.690714                            $ 23.208844                     84.259102%

VIII. CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                                   Pool A                                         8,432,071.08
                                   Pool B                                         1,576,575.37
                                                                                  ------------
                                                                                                         10,008,646.45

         Class E Overdue Interest, if any                                                 0.00
         Class E Monthly Interest - Pool A (Actual Number Days/360)                  54,311.91
         Class E Monthly Interest - Pool B (Actual Number Days/360)                  10,154.90
         Class E Overdue Principal, if any                                                0.00
         Class E Monthly Principal - Pool A                                         213,312.32
         Class E Monthly Principal - Pool B                                          54,981.92
                                                                                  ------------
                                                                                                            268,294.24
         Ending Principal Balance of the Class E Notes
                                   Pool A                                         8,218,758.76
                                   Pool B                                         1,521,593.45
                                                                                  ------------            ------------
                                                                                                          9,740,352.21
                                                                                                          ============

         Interest Paid Per $1,000          Principal Paid Per $1,000                Ending Principal
         Original Face $11,560,000         Original Face $11,560,000                Balance Factor
                    $ 5.576714                            $ 23.208844                     84.259102%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                                   Pool A                                         11,377,024.07
                                   Pool B                                          2,493,930.77
                                                                                  -------------
                                                                                                      13,870,954.84

         Residual Interest - Pool A                                                  120,254.20
         Residual Interest - Pool B                                                   26,247.13
         Residual Principal - Pool A                                                       0.00
         Residual Principal - Pool B                                                       0.00
                                                                                  -------------
                                                                                                               0.00
         Ending Residual Principal Balance
                                   Pool A                                         11,377,024.07
                                   Pool B                                          2,493,930.77
                                                                                  -------------       -------------
                                                                                                      13,870,954.84
                                                                                                      =============

X. PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                               251,385.51
          - Servicer Advances reimbursement                                                              747,038.50
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              232,864.47
                                                                                                      -------------
         Total amounts due to Servicer                                                                 1,231,288.48
                                                                                                      =============

                      DVI RECEIVABLES XVIII L.L.C. 2002-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                            338,550,135.01

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                               0.00

       Decline in Aggregate Discounted Contract Balance                                                           8,276,739.33

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
          ending of the related Collection Period                                                               330,273,395.68
                                                                                                                ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                      5,637,670.14

           - Principal portion of Prepayment Amounts                                            2,639,069.19
                                                                                                ------------
                                Total Decline in Aggregate Discounted Contract Balance          8,276,739.33
                                                                                                ============


POOL B

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                             63,666,692.19

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                               0.00

       Decline in Aggregate Discounted Contract Balance                                                           2,133,355.53

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
          ending of the related Collection Period                                                                61,533,336.66
                                                                                                                 =============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                      1,964,462.09

           - Principal portion of Prepayment Amounts                                              168,893.44
                                                                                                ------------
                                Total Decline in Aggregate Discounted Contract Balance          2,133,355.53
                                                                                                ============
                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               391,806,732.34
                                                                                                                ==============

                      DVI RECEIVABLES XVIII L.L.C. 2002-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A

                                                                                       Predecessor
                                                   Discounted        Predecessor         Discounted
          Lease #               Lessee Name       Present Value        Lease #         Present Value
          -------               -----------       -------------       -------          -------------
                                   NONE
                                                  ------------                          ------------
                                Totals:              $0.00                                  $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS     $          0.00
          b) ADCB OF POOL A AT CLOSING DATE                            $379,271,695.85
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                             YES           NO     X
                                                          ----------   --------

      POOL B

                                                                                                   Predecessor
                                               Discounted                   Predecessor             Discounted
          Lease #        Lessee Name           Present Value                 Lease #               Present Value
          -------        -----------           -------------                 -------               -------------
                         NONE

                                               -------------                                       -------------
                         Totals:                $0.00                                                 $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                           $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                  $83,139,258.99
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)               0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                             YES           NO     X
                                                          ----------   --------

                      DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003



XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING

                                                                                                 Predecessor
                                          Discounted                  Predecessor                 Discounted
          Lease #     Lessee Name         Present Value                 Lease #                  Present Value
          -------     -----------         -------------                 -------                  -------------
                      NONE                                                                         $0.00
                                           ------------                                          -------------
                      Totals:                $0.00                                                $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS               0.00
          b) ADCB OF POOL A AT CLOSING DATE                                  $379,271,695.85
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                              0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                             YES           NO     X
                                                          ----------   --------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                      Predecessor
                                               Discounted                  Predecessor                 Discounted
          Lease #     Lessee Name            Present Value                   Lease #                  Present Value
          -------     -----------            -------------                   -------                  -------------
                      None

                                             -------------                                            -------------
                      Totals:                    $0.00                                                    $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED          $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                     $83,139,258.99
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                             YES           NO     X
                                                          ----------   --------

                      DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XV.   POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
         This Month                                   7,376,750.17            This Month                        391,806,732.34
         1 Month Prior                                3,154,368.78            1 Month Prior                     402,216,827.20
         2 Months Prior                               3,618,717.33            2 Months Prior                    411,793,712.54

         Total                                       14,149,836.28            Total                           1,205,817,272.08

         a) 3 MONTH AVERAGE                           4,716,612.09            b) 3 MONTH AVERAGE                401,939,090.69

         c) a/b                                               1.17%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                  Yes            No   X
                                                                      --------     -------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?         Yes            No   X
                                                                      --------     -------
    B. An Indenture Event of Default has occurred and is then
       continuing?                                                Yes            No   X
                                                                      --------     -------

4.  Has a Servicer Event of Default occurred?                     Yes            No   X
                                                                      --------     -------
5.  Amortization Event Check

    A. Is 1c  > 8% ?                                              Yes            No   X
                                                                      --------     -------
    B. Bankruptcy, insolvency, reorganization; default/violation
       of any covenant or obligation not remedied within 90 days? Yes            No   X
                                                                      --------     -------
    C. As of any Determination date, the sum of all defaulted
       contracts since the Closing date exceeds 6% of the ADCB
       on the Closing Date?                                       Yes            No   X
                                                                      --------     -------

6.  Aggregate Discounted Contract Balance at Closing Date

                                                        Balance  454,734,535.69
                                                                 --------------


          DELINQUENT LEASE SUMMARY

          Days Past Due         Current Pool Balance         # Leases
          -------------         --------------------         --------
              31 - 60                12,683,043.89               44
              61 - 90                 1,327,633.43               10
             91 - 180                 7,376,750.17               24

      Approved By:
      Matthew E. Goldenberg
      Director
      Structured Finance and Securitization